SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 18, 2003

                              Synergy Brands, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            0-19409                   22-2993066
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                            Identification No.)

                1175 Walt Whitman Road, Melville, New York 11747
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (631) 424-5500

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

     On November 14, 2003 Synergy Brands, Inc. announced its third quarter 2003 financial results. A Copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing information is provided pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Results of Operations and Financial Condition," on Form 8-K.

                                      -1-

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Synergy Brands, Inc.

                              By: /s/ Mair Faibish
                                  ----------------
                                      Mair Faibish
                             Chairman of the Board

                            By: /s/ Mitchell Gerstein
                                ---------------------
                                    Mitchell Gerstein
                              Chief Financial Officer

Dated: November 18, 2003

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                                  Exhibit Index

Exhibit
Number           Description

Item 99.1 Press Release Dated November 14, 2003 announcing Synergy Brands Inc.'s Third Quarter 2003 Financial Results.